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Exhibit 10.2

Edificio Caja de Madrid Avinguda Diagonal, 640 08017 Barcelona España Tel. +34 932 532 700 Fax +34 934 059 032

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the inclusion of our reports dated March 3, 2003, March 7, 2002 and March 1, 2001 relating to the consolidated financial statements of Gas Natural, S.D.G., S.A. and its group companies as of December 31, 2002, 2001 and 2000 and for each of the years in the three year period ended December 31, 2002, in the Annual Report of Repsol YPF, S.A. on Form 20-F and in the Registration Statements Nos. 333-12254 and 333-10668 filed with the Securities and Exchange Commission.

PricewaterhouseCoopers

Barcelona, Spain
June 16, 2003

PricewaterhouseCoopers Auditores, S.L. – R.M. Madrid, hoja 87.250-1, folio 75, tomo 9,267, libro 8.054, sección 3a
Inscrita en el R.O.A.C. con el número 80242 – CIF: B-79 031290